Principal Funds, Inc.
Supplement dated July 31, 2026
to the Prospectus and Statement of Additional Information
dated March 1, 2026
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

MANAGEMENT OF THE FUNDS
Effective August 3, 2026, under Fees Paid to PGI, delete the first paragraph and replace with the following:
Each Fund pays PGI a fee for its services, which includes the fee PGI pays to sub-advisors, as applicable, and State Street Bank and Trust for fund administration, fund accounting, and other services.

ADDITIONAL INFORMATION
Effective August 3, 2026, delete the third paragraph and replace with the following:
The Registrant has entered into a management agreement with PGI. The Registrant and/or PGI, on behalf of the Funds, enter into contractual arrangements with various parties, including, among others, the Funds' sub-advisors, distributor, transfer agent, sub-administration agent and custodian, who provide services to the Funds. These arrangements are between the Registrant and/or PGI and the applicable service provider. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these arrangements. Such arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against PGI or any other service provider, either directly or on behalf of the Registrant or any Fund.

The changes described below are being made to the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective August 3, 2026, under Fund Operating Expenses, delete the first paragraph and replace with the following:
Each Fund pays all of its operating expenses. Under the terms of the Management Agreement, PGI is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of each Fund with the SEC; compensation of personnel, officers, and Board Members who are affiliated with PGI; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Funds. Accounting services customarily required by investment companies are provided to each Fund by PGI, under the terms of the Management Agreement, except for the Funds specified under the section Fund Custodians and Sub-Administrator below.

Effective August 3, 2026, delete the section titled Custodian and replace with the following:
Fund Custodians and Sub-Administrator
California Municipal Fund, Principal Capital Appreciation Fund, Core Fixed Income Fund, Core Plus Bond Fund, Diversified Income Fund, Diversified International Fund, Equity Income Fund, Finisterre Emerging Markets Fund, Global Emerging Markets Fund, Global Real Estate Securities Fund, Government and High Quality Bond Fund, Government Money Market Fund, High Yield Fund, Inflation Protection Fund, International Bond Fund, International Equity Fund, LargeCap Growth Fund I, LargeCap S&P500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap S&P 400 Index Fund, MidCap Value Fund I, Money Market Fund, Overseas Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Fund, SmallCap Growth Fund I, SmallCap S&P 600 Index Fund, SmallCap Value Fund II, Tax-Exempt Bond Fund
The custodian of the portfolio securities and cash assets of the above Funds is The Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policy-making functions for the Funds.
Principal LifeTime Strategic Income, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime 2060, Principal LifeTime 2065, Principal LifeTime 2070, Principal LifeTime Hybrid Income, Principal LifeTime Hybrid 2020, Principal LifeTime Hybrid 2025, Principal LifeTime Hybrid 2030, Principal LifeTime Hybrid 2035, Principal LifeTime Hybrid 2040, Principal LifeTime Hybrid 2045, Principal LifeTime Hybrid 2050, Principal LifeTime Hybrid 2055, Principal LifeTime Hybrid 2060, Principal LifeTime Hybrid 2065, Principal LifeTime Hybrid 2070, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth
State Street Bank and Trust Company (“State Street”) serves as the above Funds’ custodian and sub-administrator. State Street is located at One Congress Street, Suite 1, Boston, MA 02114-2016.
PGI has entered into a Sub-Administrative Services Agreement with State Street, under which State Street provides necessary administrative and treasury services, including financial reporting for the maintenance and operations of the Funds. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. State Street also provides fund accounting services and is responsible for maintaining the books and records and calculating the daily net asset value of the Funds. PGI is ultimately responsible for such services pursuant to a Management Agreement with PFI.
Under the Custody Agreement with PFI, State Street maintains separate accounts for cash, securities, and other assets of each of the above Funds, keeps all necessary accounts and records, and provides other services. State Street is required, upon order of PFI, to deliver securities held by State Street and to make payments for securities purchased by PFI for each of the above Funds. Under the Custody Agreement, State Street is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside of the United States. Prior to August 3, 2026, The Bank of New York Mellon served as custodian for each of the above Funds.

PORTFOLIO HOLDINGS DISCLOSURE
Effective August 3, 2026, under Policy, in the list of third parties receiving non-public holdings information, delete 5) and 6) and replace with the following:
5)To certain Funds’ custodian, The Bank of New York Mellon, in connection with the custodial services it provides to those Funds;
6)To certain Funds’ custodian and sub-administrator, State Street Bank and Trust Company, in connection with the custodial services and administrative services it provides to those Funds; and
7)Kessler, Topaz, Meltzer & Check, LLP, in connection with legal services it provides to the Funds.

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